UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DARDEN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on September 14, 2010.

DARDEN RESTAURANTS, INC.	Meeting Information
	Meeting Type:	Annual
	For holders as of:	July 21, 2010
	Date: September 14, 2010	Time: 10:00 a.m. EDST

1000 DARDEN CENTER DRIVE ORLANDO, FL 32837	Location: Hyatt Regency Orlando International Airport 9300 Airport Boulevard Orlando, Florida 32827

For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Corporate Secretary at 1000 Darden Center Drive, Orlando, FL 32837 or by calling 407-245-6565.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

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—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

1.	To elect a full Board of 12 directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The 12 director nominees are as follows:

	Nominees:
	01)	Leonard L. Berry	07)	William M. Lewis, Jr.
	02)	Odie C. Donald	08)	Senator Connie Mack, III
	03)	Christopher J. Fraleigh	09)	Andrew H. Madsen
	04)	Victoria D. Harker	10)	Clarence Otis, Jr.
	05)	David H. Hughes	11)	Michael D. Rose
	06)	Charles A. Ledsinger, Jr.	12)	Maria A. Sastre

2.	To approve the amended Darden Restaurants, Inc. 2002 Stock Incentive Plan.

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 29, 2011.

4.	To transact such other business, if any, as may properly come before the meeting and any adjournment.